Exhibit 10.2

SIXTH AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT (this “Amendment”), dated as of July 28, 2020, is entered into by and among PETIQ, LLC, an Idaho limited liability company (“PetIQ”), the other Credit Parties signatory hereto (collectively with PetIQ, the “Borrowers”), the LENDERS signatory hereto, and EAST WEST BANK, a California banking corporation, as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”), with reference to the following facts:

RECITALS

A.The Borrowers, the Lenders, and Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of January 17, 2018, as amended by the First Amendment to Amended and Restated Credit Agreement and Joinder dated as of August 9, 2018, the Second Amendment to Amended and Restated Credit Agreement dated as of March 25, 2019, and the Third Amendment to Amended and Restated Credit Agreement dated as of July 8, 2019, and as supplemented by the Consent Agreement dated as of October 17, 2018, the Joinder No. 1 to Amended and Restated Credit Agreement dated as of December 10, 2018, the consent letter dated May 7, 2019 from Administrative Agent to Borrower Representative, the Joinder No. 2 to Amended and Restated Credit Agreement dated as of July 23, 2019, the Fourth Amendment to Amended and Restated Credit Agreement dated as of May 14, 2020 and the Fifth Amendment to Amended and Restated Credit Agreement dated as of July 9, 2020 (collectively, the “Credit Agreement”) and certain other related Loan Documents, pursuant to which the Lenders provide the Borrowers a revolving credit facility with sub-facilities for letters of credit and swing line loans.

B.The Borrowers, each other Grantor party thereto and the Administrative Agent are also parties to an Amended and Restated Security Agreement dated as of January 17, 2018 (the “Security Agreement”).

B.The parties hereto desire to amend the Credit Agreement and the Security Agreement as set forth below.

NOW, THEREFORE, the parties hereby agree as follows:

Defined Terms.  All initially capitalized terms used in this Amendment (including in the recitals hereto) without definition shall have the respective meanings set forth for such terms in the Credit Agreement.

Addition of Definitions Relating to Capstar Acquisition and New Headquarters.

(a)Addition of Definition of Capstar Acquisition.  Section 1.01 of the Credit Agreement is hereby amended and supplemented by adding therein a definition of “Capstar Acquisition” as follows:

“Capstar Acquistion” means the acquisition by PetIQ of the “Purchased Assets”, as defined in and pursuant to that certain Amended and Restated Asset Purchase Agreement, dated as of June 21, 2020, by and between Elanco US, Inc. and PetIQ, and for purposes of Section 9.16 thereof only, PetIQ, Inc.

(b)Addition of Definition of New Headquarters.  Section 1.01 of the Credit Agreement is hereby amended and supplemented by adding therein a definition of “New Headquarters” as follows:

“New Headquarters” means the new corporate headquarters of the Borrowers to be located at 230 E. Riverside Drive, Eagle, Idaho 83616, and whose construction is expected to be completed by July 12, 2021.

(c)Addition of Definition of New Headquarters Completion Date.  Section 1.01 of the Credit Agreement is hereby amended and supplemented by adding therein a definition of “New Headquarters Completion Date” as follows:

“New Headquarters Completion Date” means the date on which the construction of the New Headquarters is completed and all required certificates of occupancy are issued.

(d)Addition of Definition of New Headquarters Real Estate Assets.  Section 1.01 of the Credit Agreement is hereby amended and supplemented by adding therein a definition of “New Headquarters Real Estate Assets” as follows:

“New Headquarters Real Estate Assets” means (a) the parcel on which the New Headquarters sits, (b) the New Headquarters itself and (c) any fixtures attached thereto.

(e)Addition of Definition of Option Parcel.  Section 1.01 of the Credit Agreement is hereby amended and supplemented by adding therein a definition of “Option Parcel” as follows:

“Option Parcel” means the 3.47+ acre portion of Parcel #R5760250170 as outlined in that certain Option Agreement, by and between PetIQ, Eagle River L.L.C. and First American Title Insurance Company, as escrow agent.

(f)Addition of Definition of Sixth Amendment.  Section 1.01 of the Credit Agreement is hereby amended and supplemented by adding therein a definition of “Sixth Amendment” as follows:

“Sixth Amendment” means that certain Sixth Amendment to Amended and Restated Credit Agreement, dated as of the Sixth Amendment Effective Date, by and among the Borrowers, the Lenders party thereto and the Administrative Agent.

(g)Addition of Definition of Sixth Amendment Effective Date.  Section 1.01 of the Credit Agreement is hereby amended and supplemented by adding therein a definition of “Sixth Amendment Effective Date” as follows:

“Sixth Amendment Effective Date” means the date on which the Sixth Amendment became effective in accordance with its terms and conditions, such date being July 28, 2020.

Amendment of Definition of Consolidated Fixed Charge Coverage Ratio.  Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Consolidated Fixed Charge Coverage Ratio” so that it reads in full as follows (changes to text are indicated, in the case of deletions, with a ~~strikethrough~~ or, in the case of additions, in bold, italicized and underscored type):

“Consolidated Fixed Charge Coverage Ratio” means, as at any date of determination, the ratio of (a) the result of (i) Consolidated EBITDA for the Reference Period most recently ended at such date of determination, minus (ii) the aggregate amount of all Unfinanced Capital Expenditures during such period minus (iii) the aggregate amount (without duplication) of all cash Restricted Payments made during such period in reliance on Sections 7.04(a)(v), 7.04(a)(vi) and 7.04(a)(viii) minus (iv) the aggregate amount paid, or required to be paid (without duplication), in cash in respect of the current portion of all federal, state, local and foreign income taxes for such period to (b) the sum of (i) the aggregate amount of Consolidated Interest Expense paid or payable in cash for such period and (ii) the aggregate amount of all regularly scheduled payments of principal of Indebtedness for borrowed money during such period paid or required to be paid by the Credit Parties, but not including any principal payments in respect of the Revolving Credit Loans hereunder or any other revolving credit facility unless such payment of the Revolving Credit Loans or under such revolving credit facility, as applicable, results in a permanent reduction thereunder.

Amendment of Definition of Permitted Acquisition.  Clauses (e) and (g) set forth in the definition of “Permitted Acquisition” set forth in Section 1.01 of the Credit Agreement is each hereby amended and restated in its entirety as follows:

(e)the total consideration (including deferred payment obligations, Indebtedness assumed or incurred and assumed liabilities) is less than $2,500,000 and, when aggregated with the total consideration (including deferred payment obligations, Indebtedness assumed or incurred and assumed liabilities) for all other Acquisitions made during the preceding 12 months, is less than $5,000,000; provided, however, that the Capstar Acquisition shall be excluded from the calculation of total consideration set forth in this clause (e);

(g)Borrower shall have delivered to Administrative Agent, at least 10 Business Days prior to the Acquisition, (1) copies of all material agreements relating to such Acquisition, (2) a certificate, in form and substance satisfactory to Administrative Agent, stating that the Acquisition is a “Permitted Acquisition” and demonstrating compliance with the requirements set forth in clauses (a) through (f) and (h) of this definition, and (3) such other information or reports (including financial statements) as the Administrative Agent may request with respect to such Acquisition and which are available to the Borrowers; provided, notwithstanding the foregoing, the certificate required by subclause (2) (i) may be delivered at least 3 Business Days prior to the Capstar Acquisition (or such later date as the

Administrative Agent may agree in its reasonable discretion) and (ii) solely with respect to the Capstar Acquisition, shall not be required to demonstrate or certify as to compliance with the requirements set forth in clauses (e), (f) or (h) of this definition;

Amendment of Indebtedness Negative Covenant to Permit New Headquarters Indebtedness. Section 7.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” from the end of subsection (p), (ii) re-labelling current subsection (q) so that it becomes new subsection (r), and (iii) adding therein a replacement subsection (q) which shall read in full as follows:

“(q)Indebtedness of the Credit Parties and their Restricted Subsidiaries incurred in connection with the construction of the New Headquarters Real Estate Assets in an aggregate amount not to exceed $14,500,000 and any Permitted Refinancing thereof; and”

Amendment of Liens to Permitted New Headquarters Mortgage. Section 7.03(a) of the Credit Agreement is hereby amended by adding therein a new clause xiii which shall read in full as follows:

“xiii.  first priority Liens on the New Headquarters Real Estate Assets permitted pursuant to Section 7.02(q).”

Amendment of the Definition of Material Owned Real Estate. Section 1.02 of the Security Agreement is hereby amended and restated in full to read as follows:

“Material Owned Real Estate” shall mean any Real Estate, or group of related tracts of Real Estate, acquired (whether in a single transaction or a series of transactions) or owned in fee by any Credit Party, in each case, in respect of which the fair market value (including the fair market value of improvements owned or leased by such Credit Party and located thereon) on such date of determination exceeds $5,000,000; provided, for all purposes under the Loan Documents, the New Headquarters Real Estate Assets and the Option Parcel shall not be considered related tracts of Real Estate.

Conditions Precedent.  The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions:

A.This Amendment.  Administrative Agent shall have received this Amendment, duly executed by the Borrowers, the Required Lenders, and Administrative Agent; and

B.Amendment to Term Credit Agreement.  Administrative Agent shall have received a copy of a fully executed amendment under the Term Credit Agreement, in form and substance reasonably satisfactory to the Required Lenders.

1.Post-Closing Obligation.  On or prior to the date that is forty-five (45) days after the New Headquarters Completion Date (or such later date as may be agreed by the Administrative Agent in its reasonable discretion), PetIQ shall (i) enter into a third priority Mortgage over the New Headquarters Real Estate Assets with the Administrative Agent and (ii) otherwise comply with Section 6.12(b) of the Credit Agreement as it relates to the New Headquarters Real Estate Assets, including the delivery of a title insurance policy, surveys, flood hazard determination forms and (if applicable) flood insurance, and other documentation the Administrative Agent shall reasonably require, which each shall be in form and substance reasonably acceptable to the Administrative Agent; provided that such Mortgage may be subject to a customary lien subordination agreement in favor of the holder(s) of the Lien described in Section 7.03(a)(xiii) of the Credit Agreement to the extent required by such holder(s); provided further, this Section 9 shall replace in full all obligations of the Borrowers with respect to the New Headquarters Real Estate Assets under Section 6.12(b) of the Credit Agreement.
2.General Amendment Provisions.

Each of the Credit Agreement and the Security Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its terms, and the Borrowers hereby ratify and confirm the Credit Agreement and the Security Agreement in all respects and reaffirm their obligations under the Credit Agreement and the Security Agreement in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, an amendment to, or a consent to a deviation from, any right, power, or remedy of Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, as in effect prior to the date hereof.

The Borrowers represent and warrant to Administrative Agent and the Lenders that the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this Amendment (except for representations and warranties that expressly relate to an earlier date, which are true and correct in all material respects as of such earlier date) and that no Event of Default has occurred and is continuing.

This Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally.  All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Amendment.

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing this Amendment (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of New York.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their respective duly authorized officers as of the date first above written.

The Borrowers:

PETIQ, LLC,

an Idaho limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

PETIQ, LLC,

a Florida limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

TRURX LLC,

an Idaho limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

TRU PRODIGY, LLC,

a Texas limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

COMMUNITY VETERINARY CLINICS, LLC,

a Delaware limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

PET SERVICES OPERATING, LLC,

a Delaware limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

PAWSPLUS MANAGEMENT, LLC,

a Delaware limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

VIP PETCARE, LLC,

a California limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

COMMUNITY CLINICS, INC.,

a California corporation

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

PETIQ MFG, LLC,

a Utah limited liability company

By:PETIQ, LLC

Its:Sole Member

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

SERGEANT’S PET CARE PRODUCTS, LLC,
a Michigan limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

VELCERA, LLC,
a Delaware limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

SPC TRADEMARKS, LLC,
a Texas limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

The Agent, L/C Issuer and Swingline Lender:

EAST WEST BANK,

as Administrative Agent, LC/Issuer and
Swingline Lender

By: /s/ David A. Lehner

David A. Lehner
Senior Vice President

The Syndication Agent:

KEYBANK NATIONAL ASSOCIATION,

as Syndication Agent

By: /s/ Anthony Alexander

Name: Anthony Alexander

Title: Vice President

The Lenders:

EAST WEST BANK,

as a Lender

By: /s/ David A. Lehner

David A. Lehner
Senior Vice President

COMERICA BANK,

as a Lender

By: /s/ Catherine M. Vyenielo

Name: Catherine M. Vyenielo

Title: SVP

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Anthony Alexander

Name: Anthony Alexander

Title: Vice President